U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2005

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA

 333-90618

98-0358149

(State or other jurisdiction

                        Commission                     (I.R.S. Employer

of incorporation)

File No.

Identification No.)

Suite 150, 1152 Mainland Street,  Vancouver, B.C. Canada

                  V6B 2X4

(Address of principal executive offices)

                  (Zip Code)

Registrant’s telephone number, including area code  (604) 484-4966

(Former address and former fiscal year end, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

November 8, 2005. Infotec Business Systems, Inc. (OTCBB: IFTC), provides Internet and related media services and delivers 3rd generation on demand streaming media content via its proprietary Galaxy Broadcast Network, issued a press release announcing an interview with Edward Clunn, CTO of Infotec Business Systems, Inc.  A copy of the release is attached as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be Afiled@ for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01

Financial Statements and Exhibits.

Exhibits

99.1

Press release dated November 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

(registrant)

By: /s/  Carol Shaw

(Carol Shaw,  Principal Executive Officer)

DATED. November 8, 2005

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